EXHIBIT 3.2
                                                                     -----------


                                    BY-LAWS
                                       OF
                                   CPAC, INC.
                    WITH AMENDMENTS THROUGH AUGUST 28, 1998

                              ARTICLE I - OFFICES
                              -------------------
   The office of the Corporation shall be located in the Town of Leicester, County of Livingston, and State of New York. The Corporation may also maintain offices at such other places as the Board of Directors may, from time to time, determine.

                ARTICLE II - MEETINGS OF SHAREHOLDERS
                -------------------------------------

Section 1.     Annual Meetings
---------      ---------------
   The annual meeting of the shareholders of the Corporation shall be held between the fifteenth day of July and the fifteenth day of August of each year at a time and place to be established by the directors for the purpose of electing directors and transacting such other business as may properly come before the meeting. A shareholder who has owned at least $2,000.00 in market value of the Corporation's securities for at least one year before submitting a proposal and whose ownership continues through the date of the meeting, may submit a proposal to be presented at an annual meeting provided that such proposal is received at the Corporation's principal executive offices not less than 120 calendar days in advance of the date of the Corporation's proxy statement released to security holders in connection with the previous year's annual meeting of security holders.

Section 2.     Special Meetings
---------      ----------------
   Special meetings of the shareholders may be called at any time by the President, and shall be called by the President or the Secretary at the written request of a majority of the Board of Directors, or as otherwise required under the provisions of the Business Corporation Law.

Section 3.     Place of Meetings
---------      -----------------
   All meetings of shareholders shall be held at the principal office of the Corporation, or at such other places within or without the State of New York as the Board of Directors may select, or as shall be designated in the notices or waivers of notice of such meetings.

Section 4.     Notice of Meetings
---------      ------------------
   (a) Except as otherwise provided by statute, written notice of each meeting of shareholders, whether annual or special, shall state the purpose for which the meeting is called, and the time when and place where it is to be held, and that it is being issued by or at the direction of the person or persons calling the meeting. It shall be served either personally or by mail, not less than ten or more than fifty days before the meeting upon each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be directed to each such shareholder at his address as it appears on the records of shareholders of the Corporation, unless he shall have previously filed with the Secretary of the Corporation a written request that notices intended for him be mailed to some other address, in which case it shall be mailed to the address designated in such request.

   (b) Notice of any meeting need not be given to any person who may become a shareholder of record after the mailing of such notice and prior to the meeting, or to any shareholder who attends such meeting in person or by proxy, or to any shareholder, who, in person or by attorney thereunto authorized, waives notice of any meeting in writing either before or after such meeting. Notice of any adjourned meeting of shareholders need not be given, unless otherwise required by statute.

Section 5.     Quorum
---------      ------
   (a) Except as otherwise provided herein, or by statute, or in the Certificate of Incorporation (such Certificate and any amendments thereof being hereinafter collectively referred to as the "Certificate of Incorporation"), at all meetings of shareholders of the Corporation, the presence in person or by proxy of shareholders holding of record one-third of the total number of shares of the corporation then issued and outstanding and entitled to vote, shall be necessary and sufficient to constitute a quorum for the transaction of any business.

   (b) In the absence of a quorum at any annual or special meeting of shareholders, the shareholders by a vote of the majority in interest of such shareholders present in person or by proxy and entitled to vote thereat, may adjourn the meeting from time to time for a period not exceeding twenty days at any one time, until a quorum shall be present. At any such adjourned meeting at which a quorum is present, any business may be transacted at the meeting as originally called if a quorum had been present.

Section 6.     Voting
---------      ------
   (a) Except as otherwise provided herein, or by statute, or by the Certificate of Incorporation, the affirmative vote of those holding of record, in the aggregate, at least a majority of the issued and outstanding shares of stock present in person or by proxy and entitled to vote at a meeting of shareholders with respect to a question or matter brought before such meeting, shall be necessary and sufficient to decide such question or matter.

   (b) Except as otherwise provided by statute, or by the Certificate of Incorporation, at each meeting of shareholders, each holder of record of stock of the Corporation entitled to vote thereat shall be entitled to one vote for each share of stock held by him and registered in his name on the books of the Corporation.

   (c) Each shareholder entitled to vote may vote by proxy, provided, however, that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder himself, or by his attorney-in-fact thereunto duly authorized in writing. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force. Such instrument shall be exhibited to the Secretary at the meeting, and shall be filed with the records of the Corporation.

   (d) Any resolution in writing, signed by all of the shareholders entitled to vote thereon, shall be and constitute action by such shareholders to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of such shareholders, and it shall be the duty of the Secretary to place such resolution so signed in the Minute Book of the Corporation under its proper date.

                         ARTICLE III - BOARD OF DIRECTORS
                         --------------------------------

Section 1.     Number, Election and Term of Office
---------      -----------------------------------
   (a) The number of the directors of the Corporation shall be not less than three nor more than fifteen. The Board of Directors by majority vote may determine, in advance of each meeting of shareholders for the election of directors, the number of directors to be elected at such meeting. During any interval between meetings of shareholders for the election of directors, the Board of Directors, by majority vote, may increase the number of directors and any such increase shall be deemed to create vacancies in the Board, to be filled in the manner prescribed by Section 8 of this Article III.

   (b) Except as herein or in the Certificate of Incorporation otherwise provided, the members of the Board of Directors of the Corporation, who need not be shareholders, shall be elected by the vote of shareholders holding of record, in the aggregate, at least a plurality of the shares of stock of the corporation present in person or by proxy and entitled to vote at the annual meeting of shareholders.

   (c) Each director shall hold office until the annual meeting of the shareholders next succeeding his election and until his successor is elected and qualified, or until his prior death, resignation or removal.

Section 2.     Duties, Powers and Committees
---------      -----------------------------
   (a) The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation, and may exercise all powers of the Corporation except as herein provided, in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

   (b) The Board of Directors may create and appoint committees to assist the directors in the conduct of the Corporation's affairs.

Section 3.     Annual and Regular Meetings, Notice
---------      -----------------------------------
   (a) A regular annual meeting of the Board of Directors shall be held immediately following the annual meeting of the shareholders at the place of such annual meeting of shareholders.

   (b) The Board of Directors, from time to time, may provide by resolution for the holding of other regular meetings of the Board of Directors, and may fix the time and place thereof.

   (c) Notice of any regular meeting of the Board of Directors shall not be required to be given; provided, however, that in case the Board of Directors shall fix or change the time or place of any regular meeting, notice of such action shall be mailed promptly to each director who shall not have been present at the meeting at which such action was taken, addressed to him at his residence or usual place of business, unless such notice shall be waived in the manner set forth in paragraph (c) of Section 4 of this Article III.

   (d)    Any such meeting may be held by conference telephone call.

Section 4. Special Meetings, Notice
---------  ------------------------
   (a) Special meetings of the Board of Directors shall be held whenever called by the President, or by any three of the directors, at such time and place as may be specified in the respective notices or waivers of notice thereof.

   (b) Except as otherwise required by statute, notice of such special meetings shall be mailed directly to each director, addressed to him at his residence or usual place of business, at least five (5) days before the day on which the meeting is to be held, or shall be sent to him at such place by telegram, radio or cable, or shall be delivered to him personally not later than three days before the day on which the meeting is to be held, or if the meeting is called by a majority of the Board shall be delivered to him personally not later than one day before the day on which the meeting is to be held.

   (c) Notice of any special meeting shall not be required to be given to any director who shall attend such meeting in person, or to any director who shall waive notice of such meeting in writing or by telegram, radio or cable, whether before or after the time of such meeting; and any such meeting shall be a legal meeting without any notice thereof having been given if all the directors shall be present thereat. Notice of any adjourned meeting shall not be required to be given.

   (d)    Any such special meeting may be held by conference telephone call.

Section 5.     Chairman
---------      --------

   The Board of Directors may select a chairman from among its members. At all meetings of the Board of Directors, the Chairman of the Board, if any and if present, and otherwise then the President shall preside, and in his absence a chairman chosen by the directors shall preside.

Section 6.     Quorum
---------      ------
   (a) At all meetings of the Board of Directors, the presence of a majority of the total number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, except as otherwise provided by law, by the Certificate of Incorporation, or by these by-laws.

   (b) A majority of the directors present at the time and place of any regular or special meeting, although less than a quorum, may adjourn the same from time to time without further notice, until a quorum shall be present.

Section 7.     Manner of Acting
---------      ----------------
   (a) At all meetings of the Board of Directors, each director present shall have one vote, irrespective of the number of shares of stock, if any, which he may hold.

   (b) Except as otherwise provided by statute, by the Certificate of Incorporation or by these by-laws, the action of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

   (c) Any resolution in writing, signed by all of the directors entitled to vote thereon, shall be and constitute action by such directors to the effect therein expressed, with the same force and effect as if the same had been duly passed by unanimous vote at a duly called meeting of such directors, and it shall be the duty of the Secretary to place such resolution so signed in the Minute Book of the Corporation under its proper date.

Section 8.     Vacancies
---------      ---------
   Any vacancy in the Board of Directors occurring by reason of an increase in the number of directors, or by reason of the death, resignation, disqualification, removal or inability to act of any director, or otherwise, shall be filled for the unexpired portion of the term by a majority vote of the remaining directors though less than a quorum, at any regular or special meeting of the Board of Directors called for that purpose.

Section 9.     Resignation
---------      -----------

   Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 10.    Removal
----------     -------
   Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of the Corporation entitled to vote given at a special meeting of the shareholders called for the purpose.

Section 11.  Salary   The Board shall establish the compensation of directors;
-------------------
provided, however, that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 12.  Committees
-----------------------
   The Board of Directors, by resolution adopted by the entire Board, may designate from among its members an executive committee and such other committees as they may deem desirable, each consisting of three or more members, with such powers and authority (to the extent permitted by law) as may be provided in such resolution.

Section 13.    Indemnification of Directors
----------     ----------------------------
   See Article XI below.

                             ARTICLE IV - OFFICERS
                             ---------------------

Section 1.     Number, Qualifications, Election and Term of Office
---------      ---------------------------------------------------
   (a) The officers of the Corporation shall consist of a President, one or more Vice-Presidents, a Secretary, a Treasurer, and such number of Assistant Vice-Presidents, Assistant Secretaries and Assistant Treasurers as the Board of Directors may from time to time deem advisable. Officers may be but are not required to be a director of the Corporation. Any two or more offices, except the offices of President and Secretary, may be held by the same person.

   (b) The officers of the Corporation shall be elected by the Board of Directors at its annual meeting and vacancies may be filled, or additional officers appointed, at any regular or special meeting of the Board of Directors.

Section 2.     Resignation
---------      -----------
   Any officers may resign at any time by giving written notice of such resignation to the Board of Directors or to the President or the Secretary of the Corporation. Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

Section 3.     President
---------      ---------
   The President shall be the chief executive officer of the Corporation, and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation and general supervision over its officers and agents. He or the Chairman of the Board of Directors shall, if present, preside at all meetings of shareholders. In general, he shall perform all duties incident to the office of President and shall see that all orders and resolutions of the Board of Directors are carried into effect.

Section 4.     Vice-Presidents
---------      ---------------
   During the absence or disability of the President, the Vice-President or, if there be more than one, the Vice-President designated by the Board of Directors as Executive Vice-President, shall exercise all the functions of the President and, when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice-President and Assistant Vice-

President shall have such powers and discharge such duties as may be assigned to him from time to time by the Board of Directors.

Section 5.     Secretary
---------      ---------
   The Secretary shall:

   (a) Record all the proceedings of the meetings of the shareholders and Board of Directors in a book to be kept for that purpose;

   (b) Cause all notices to be duly given, in accordance with the provisions of these by-laws and as required by statute;

   (c) Be custodian of the records and of the seal of the Corporation and cause such seal to be affixed to all certificates representing stock of the Corporation prior to their issuance to all instruments, the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these by-laws;

   (d) If called upon to do so, prepare or cause to be prepared and submit at each meeting of the shareholders a certified list in alphabetical order of the names of the shareholders entitled to vote at such meeting, together with the number of shares of the respective class of stock held by each;

   (e) See that the books, reports, statements, certificates and all other documents and records of the Corporation required by statute are properly kept and filed;

   (f) In general, perform all duties incident to the office of Secretary and such other duties as are given to him by these by-laws, or as from time to time may be assigned to him by the Board of Directors or the President.

Section 6.     Assistant Secretary
---------      -------------------
   Whenever requested by the Board of Directors or in the absence of disability of the Secretary, the Assistant Secretary shall perform any or all the duties of the Secretary, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Secretary.

Section 7.     Treasurer
---------      ---------
   The Treasurer shall:

   (a) Have charge of and supervision over and be responsible for the funds, securities, receipts and disbursements of the Corporation;

   (b) Cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies as the Board of Directors may select; or as may be selected by any officer or officers or agent or agents authorized so to do by the Board of Directors;

   (c) Cause the funds of the Corporation to be disbursed by checks or drafts, with such signatures as may be authorized by the Board of Directors, upon the authorized depositories of the Corporation, and cause to be taken and preserved proper vouchers for all moneys disbursed;

   (d) Render to the President or the Board of Directors whenever requested a statement of the financial condition of the Corporation and of all his transactions as Treasurer, and render a full financial report at the annual meeting of the shareholders if called upon to do so;

   (e) Keep the books of account of all the business and transactions of the Corporation;

   (f) Be empowered to require from all officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation; and

   (g) In general, perform all duties incident to the office of Treasurer and such other duties as are given to him by these by-laws or as from time to time may be assigned to him by the Board of Directors or the President.

Section 8.     Assistant Treasurers
---------      --------------------
   Whenever requested by the Board of Directors, or in the absence or disability of the Treasurer, the Assistant Treasurer shall perform any or all the duties of the Treasurer, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer.

Section 9.     Salaries
---------      --------
   The salaries or other compensation of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary or any compensation by reason of the fact that he is also a director or shareholder of the Corporation.

Section 10.    Sureties and Bonds
----------     ------------------
   In case the shareholders shall so require, any officer or agent of the Corporation shall execute to the Corporation a bond in such sum and with such surety or sureties as the shareholders may direct, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of all property, funds or securities of the Corporation which may come into his hands.

Section 11.    Indemnification of Officers
----------     ---------------------------
     See Article XI below.
                                   ARTICLE V DIVISIONS
                                   -------------------

Section 1.     Creation of Divisions
---------      ---------------------
     The Board of Directors may from time to time create Divisions of the Corporation as operational units of the Corporation, and may set apart to such Divisions such aspects or portions of the business, affairs and properties of the Corporation as the Board of Directors may from time to time determine.

Section 2.     Division Officers
---------      -----------------
     The Board of Directors of the Corporation may appoint as officers of a Division, a President, one or more Vice Presidents, a Secretary, and any other officers, all of whom shall serve at the pleasure of the Board of Directors.
The same person may hold two or more offices of a Division, except the offices of President and Secretary concurrently, and any person holding an office of a Division may also be elected an officer of the Corporation. The officers and all other persons who shall serve a Division in the capacities set forth in this Article are hereby appointed agents of the Corporation with the powers and duties herein set forth; provided, however, that the authority of said agents shall be limited to matters related to the properties, business and affairs of the Division and shall not extend to any other portion of the properties, business and affairs of the Corporation. The Board of Directors may from time to time authorize the President of the Corporation to appoint and remove all such officers or assistant or subordinate officers and agents and to prescribe the powers and duties therefor.

Section 3.     Division President
---------      ------------------
     The President of a Division shall be the Chief Executive Officer of the Division and shall have the responsibility for the general management of the affairs of the Division, subject to the direction of the Board of Directors and the President of the Corporation. He shall see that all orders, instructions, policies and resolutions of the Board of Directors and President of the Corporation relating to the business and affairs of the Division are carried into effect.

Section 4.     Division Secretary
---------      ------------------
     The Division Secretary shall have the custody of such books and papers, shall maintain such records and shall have such other powers and duties as may from time to time be properly prescribed by the Board of Directors, the President of the Corporation and the Division President.

                           ARTICLE VI - SHARES OF STOCK
                           ----------------------------
Section 1.     Certificate of Stock
---------      --------------------
   (a) The certificates representing shares of the Corporation shall be in such form as shall be adopted by the Board of Directors, and shall be numbered and registered in the order issued. They shall bear the holder's name and the number of shares and shall be signed by (i) the Chairman of the Board or the President or a Vice-President, and (ii) the Secretary or Treasurer or any Assistant-Secretary or Assistant Treasurer, and may bear the corporate seal. Where any such certificate is countersigned by a transfer agent, or registered by a registrar, the signature of any such officer may be a facsimile signature, and the seal may be a facsimile seal. In case any officer who signed or whose facsimile signature or signatures were placed on any such certificate shall have ceased to be such officer before such certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he were such officer at the date of issue.

   (b) No certificate representing shares shall be issued until the full amount of consideration therefor has been paid, except as otherwise permitted by law.

   (c) The Board of Directors may authorize the issuance of certificates for fractions of a share where necessary to effect transactions authorized by the Business Corporation Law which shall entitle the holder to exercise voting rights, receive dividends and participate in liquidating distributions, in proportion to the fractional holdings; or it may authorize the payment in cash of
                                     - 13 -

the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined; or it may authorize the issuance of scrip in registered or bearer form over the signature of an officer of the Corporation, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a shareholder except as therein provided.

Section 2.     Lost or Destroyed Certificates
---------      ------------------------------
     The holders of any certificates representing shares of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate representing the same. The corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, and the Board of Directors may require the owner of the lost or destroyed certificate, or his legal representatives, to give the Corporation a bond in such sum as the Board may direct and with such surety or sureties as may be satisfactory to the Board to indemnify the Corporation against it on account of the alleged loss or destruction of any such certificate. A new certificate may be issued without requiring any bond when, in the judgment of the Board of Directors, it is proper so to do.

Section 3.     Transfers of Shares
---------      -------------------
   (a) Transfers of shares of the Corporation shall be made on the share records of the Corporation by the holder of record thereof, in person or by his duly authorized attorney upon surrender and cancellation of the certificate or certificates representing such shares. The Corporation shall not be required to transfer any shares, transfer of which is restricted by agreement or by any law including the Securities Act.

   (b) The Corporation shall be entitled to treat the holder of record of any share or shares as the absolute owner thereof for all purposes and, accordingly, shall not be bound to recognize any legal, equitable or other claim to, or interest in such share or shares on the part of any other person, whether or not it or they shall have express or other notice thereof, except as otherwise expressly provided by law.
                                     - 14 -

Section 4.     Record Date
---------      -----------
   In lieu of closing the share records of the Corporation, the Board of Directors may fix, in advance, a date not exceeding fifty days, nor less than ten days, as the record date for the determination of shareholders entitled to receive notice of, or to vote, at any meeting of shareholders, or to consent to any proposal without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividends, or allotment of any rights, or for the purpose of any other action. If no record date is fixed, the record date for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held; the record date for determining shareholders for any purpose other than as provided for above shall be at the close of business on the day on which the resolution of the directors relating thereto is adopted. When a determination of shareholders of record entitled to notice of or to vote at any meeting of shareholders has been made as provided for herein, such determination shall apply to any adjournment thereof, unless the directors fix a new record date for the adjourned meeting.

Section 5.     Agreements
---------      ----------
   Whenever two or more shareholders shall enter into a written agreement respecting their shares in the Corporation, and shall deposit such agreement with the Corporation, the Board of Directors shall have the power to provide by resolution that the shares owned by the signatory shareholders shall be transferable only in accordance with the provisions of such agreement, and may direct that a reference to such agreement be endorsed upon every certificate affected thereby, but the Corporation shall not assume any responsibility for enforcement of the agreement, nor shall it be liable in any manner for transfers accomplished in violation of such agreement.


                                     - 15 -

                              ARTICLE VII - DIVIDENDS
                              -----------------------
   Subject to applicable law, dividends may be declared and paid out of any funds available therefor as often, in such amounts and at such time or times as the Board of Directors may determine.

                      ARTICLE VIII - EXECUTION OF INSTRUMENTS
                      ---------------------------------------
   All checks, drafts, bills of exchange, acceptance, bonds, endorsements, notes or other obligations of evidences of indebtedness of the Corporation, and all deeds, mortgages, indentures, bills of sale, conveyances, endorsements, assignments, transfers, stock powers or other instruments of transfer, contracts, agreements, dividend or other order, powers of attorney, proxies, waivers, consents, returns, reports, certificates, demands, notices or documents, and other instruments or rights of any nature may be signed, executed, verified, acknowledged and delivered by such persons (whether or not officers, agents or employees of the Corporation) and in such manner as from time to time may be determined by the Board of Directors.

                             ARTICLE IX - FISCAL YEAR
                             ------------------------
   The fiscal year of the Corporation shall be fixed by the Board of Directors from time to time, subject to applicable law. Until changed by the directors, the fiscal year shall commence April 1 and end March 31 of each year.

                            ARTICLE X - CORPORATE SEAL
                            --------------------------
   The corporate seal, if any, shall be in such form as shall be approved from time to time by the Board of Directors.

              ARTICLE XI - INDEMNIFICATION OF OFFICERS AND DIRECTORS
              ------------------------------------------------------
   Subject only to the exception that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer that establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in
                                     - 16 -

fact a financial profit or other advantage to which he was not legally entitled, the company shall indemnify any person who was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, to the fullest extent under the circumstances permitted by the Sections 721-726 of said Business Corporation Law. Such indemnification (unless ordered by a court) shall be made as authorized in a specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because there is no judgment or other final adjudication adverse to the director or officer that establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, (a) by independent legal counsel in a written opinion that indemnification is proper, or (b) by the stockholders. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
                                     - 17 -

                             ARTICLE XII - AMENDMENTS
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Section 1.     Power to Amend
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   The Board of Directors shall have power to amend, repeal or adopt laws at any regular or special meeting of the Board. However, any by-law adopted by the Board may be amended or repealed by vote of the holders of shares entitled at the time to vote for the election of directors.

Section 2.     Amendment Affecting Election of Directors; Notice
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     If any by-law regulating an impending election of directors is adopted, amended or repealed by the Board, there shall be set forth in the notice of the next meeting of shareholders for the election of directors the by-law so adopted, amended or repealed, together with a concise statement of the changes made.